SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 16, 2006
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                      SINO-American Development Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Nevada             0-26760          84-128-6065
                  ------             -------          -----------
              (State or other      (Commission      (I.R.S. Employer
              jurisdiction of      File Number)    Identification No.)
              incorporation)

                      1427 West Valley Boulevard, Suite 101
                               Alhambra, CA 91803
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (626) 457-5958
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                         Xerion EcoSolutions Group, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or ByLaws;
             Change in Fiscal Year

      On June 16, 2006, Xerion EcoSolutions Group, Inc. (the "Corporation") held a special meeting of its shareholders who approved the following proposals:


      (1) Approved the reincorporation of the Corporation from the State of Colorado to the State of Nevada, including the change of our corporate name to "SINO-American Development Corporation", a change in the par value of its preferred stock to $.001 par value per share from no par value, and the change of our authorized shares of common stock from 300,000,000 to 150,000,000 shares;

      (2) Approved a one-for-eight (1-for-8) reverse split of the currently issued and outstanding Common Stock of the Corporation;

      (3) Elected members to the Board of Directors of the Corporation consisting of five persons: Mr. Fang Zhong, Mr. Yang Jeongho, Mr. Fang Wei Feng, Mr. Fang Wei Jun, and Mr. Dick R. Lee;

      (4)   Approved the 2006 Stock Option, SAR and Stock Bonus Plan; and

      (5) Approved the appointment of Murrell, Hall, McIntosh & Co., PLLP as the registered independent public accounting firm of the Corporation for its fiscal year ending December 31, 2006.

      As a result, the name of Xerion EcoSolutions Group, Inc. has been changed to SINO-American Development Corporation, its trading symbol on the NASD over-the-counter Electronic Bulletin Board (OTC-BB) market has been changed to "SOAD"; and the 1-for-8 reverse stock split of its outstanding common stock will be effective on Tuesday morning, June 20, 2006.


Section 9. Financial Statements and Exhibits

            (a)   Financial Statements

                  None

            (b)   Exhibits

                  None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K current report to be signed on its behalf by the undersigned hereunto duly authorized.


June 19, 2006                           SINO-American Development Corporation


                                        By: /s/ Fang Zhong
                                        ---------------------------
                                        Fang Zhong, Chief Executive
                                        Officer and President